CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   Exhibit 10.15

                        UNIVERSITY OF ARIZONA AND TELIK

                         RESEARCH AND LICENSE AGREEMENT

     This Agreement, is made as of this 8th day of January, 2001 (the "Effective Date") between the Arizona Board of Regents (ABOR) for The University of Arizona (UNIVERSITY) and Telik, Inc. (TELIK) a Delaware corporation having a principal place of business at 750 Gateway Blvd. South San Francisco, CA 94080. Each of ABOR and/or UNIVERSITY and TELIK is referred to herein as a "Party" and, collectively, as "Parties."

     WHEREAS, TELIK desires UNIVERSITY to perform certain research work under which TELIK and UNIVERSITY will seek active compounds in [*] agreed-upon cancer targets, and will evaluate and optimize certain of such compounds, choose clinical candidates and conduct preclinical and clinical development of such candidates, as more specifically described in the Research Plan, attached as Exhibit A, and is willing to advance funds to sponsor such research; and

     WHEREAS, TELIK desires to obtain certain rights to intellectual property that may be developed during the course of the Research Project (defined below); and

     WHEREAS, UNIVERSITY desires to obtain certain rights to intellectual property that may be developed during the course of the Research Project; and

     WHEREAS, UNIVERSITY is willing to undertake such Research Project and the Parties are willing to grant to each other the rights set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, TELIK and UNIVERSITY agree as follows:

ARTICLE I.  DEFINITIONS

     The following terms shall have the following meanings:

     1. Active Compound. A Library Compound which, as measured in an assay during the Screening Period or the Evaluation Period exhibits the activity specified in Exhibit A.

     2. Affiliate. Any company or entity controlled by, controlling, or under common control with a Party hereto and shall include without limitation any company more than fifty percent (50%) of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a Party, and any company which owns or controls, directly or indirectly, more than fifty percent (50%) of the voting stock of a Party.

     3. Derivative. A compound that is made from, derived from or based upon any Active Compound by one or more modifications that result in (a) changes in the groups attached to the same positions on the original scaffold of the Active Compound or (b) other changes in such Active Compound that yield a compound that has [*] chemical, biological or therapeutic

                                      1.

activity with respect to a Selected Target that does the Active Compound from which it is derived.

     4. Evaluation Period. The [*] following the Screening Period during which the Parties will evaluate the potential of Active Compounds.

     5. Field of Research. The discovery of therapeutic agents to treat cancer diseases in humans.

     6. Invention. Any invention or discovery which is or may be patentable or otherwise protected under title 36, United States Code, or any novel variety of plant which is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321 et seq.).

     7. Joint Development Compound. An Active Compound with respect to a particular Joint Development Target.

     8. Joint Development Target. A Selected Target that [*] select in [*] of the Research Project for further development on a [*].

     9. Joint Intellectual Property. All know-how and Patents pertaining to or claiming Inventions made in the course of the collaboration that are not TELIK Intellectual Property or UNIVERSITY Intellectual Property, and which include but are not limited to Inventions relating to (i) the composition of matter or method of making an Active Compound or a Derivative thereof, or (ii) the use of a compound containing an Active Compound or a Derivative thereof.

     10. Joint Projects. A Joint Development Target and all Joint Development Compounds which the [*] select in [*] of the Research Project pursuant to Exhibit A for further development [*].

     11. Library Compound. A chemical substance contained in the TELIK Library and delivered by TELIK to UNIVERSITY hereunder.

     12. Library Compound Intellectual Property. (i) all Patents issued or pending and controlled by TELIK as of the Effective Date which claim Inventions or discoveries relating to the composition of matter of, or method of making, a Library Compound, or the use of a Library Compound against a Selected Target; and (ii) any Inventions, discoveries know-how, trade secrets, and other information relating to a Library Compound, which has been made or developed as of the Effective Date and which are controlled by TELIK, except as set forth in
(i) above.

     13. Net Sales. The gross amount invoiced by a Party or one of its Affiliates or sublicensees to a third party purchaser based on the sale or other transfer of a UNIVERSITY Product or a TELIK Product to such purchaser, less the following deductions, calculated in accordance with United States generally accepted accounting principles consistently applied, to the extent actually incurred or allowed with respect to the sale or other transfer of such UNIVERSITY Product or TELIK Product: (i) trade, quantity and cash discounts or rebates in amounts not exceeding industry custom; (ii) credits, rebates, charge-back rebates,

                                      2.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

reimbursements or similar payments granted or given to wholesalers and other distributors, buying groups, healthcare insurance carriers, governmental agencies and other institutions, provided that such provisions will not grant a preference or otherwise favor other products of the selling Party if based on the fact that a royalty may be payable hereunder; (iii) credits or allowances for rejection or return of such UNIVERSITY Product or TELIK Product previously sold; (iv) any tax, tariff, duty or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of a UNIVERSITY Product or TELIK Product and borne by the seller thereof; (v) payments or rebates paid in connection with state or federal Medicare, Medicaid or similar programs; and (vi) any charge for freight or insurance.

     14. Patent. All non-U.S. and U.S. patent applications (including, without limitation, all provisional, divisional, substitution, continuation and claims in continuation in-part applications supported by parent application and all non-U.S. counterparts thereof) and all non-U.S. and U.S. patents (including, without limitation, extensions, reissues, reexaminations, renewals, inventors certificates and foreign counterparts thereof).

     15. Principal Investigator. The individual listed on Exhibit A, employed by UNIVERSITY, with primary responsibility for conducting and supervising the Research Plan.

     16. Research Plan. The plan for performing the Research Project, as set forth in Exhibit A.

     17. Research Project. The research project to be carried out by TELIK and UNIVERSITY in which UNIVERSITY and TELIK will seek active compounds in [*] cancer targets, to be agreed-upon by the Parties, and will evaluate and optimize certain of such compounds meeting the criteria set forth in the Research Plan, choose clinical candidates and conduct preclinical and clinical development of such candidates.

     18. Screening Period. Commences on the Effective Date and expires [*] later.

     19. Selected Target. [*] biological or molecular targets identified by UNIVERSITY and accepted by TELIK, against which UNIVERSITY wishes to screen compounds from the TELIK Library pursuant to this Agreement.

     20. TELIK Background Technology. The TRAP Technology, the TELIK Library and such other technology and Inventions as are owned by or licensed to TELIK as of the Effective Date.

     21. TELIK Development Compound. an Active Compound with respect to a particular TELIK Development Target.

     22. TELIK Development Target. a Selected Target that is selected by TELIK in [*] of the Research Project for further development by TELIK.

     23. TELIK Intellectual Property. All know how pertaining to and Patents claiming Inventions made solely by TELIK in the course of the Research Project including but not limited to Inventions relating to (i) the composition of matter or method of making an Active Compound

                                      3.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or a derivative thereof or (ii) the use of a compound containing an Active Compound or a derivative thereof against a Target.

     24. TELIK Library The proprietary diverse small-molecule compound library of TELIK classified according to distinct patterns of protein binding.

     25. TELIK Project. A TELIK Development Target and all TELIK Development Compounds which TELIK selects in [*] of the Research Project pursuant to Exhibit A for further development by TELIK.

     26. TELIK Products. Any product incorporating a TELIK Development Compound or a Derivative thereof, in any preparation or formulation.

     27. TRAP Technology. TELIK's proprietary chemogenomics technology, which involves the characterization of the binding similarities and differences of small molecules by measuring the molecules' binding characteristics against a panel of proteins selected to represent the diversity of binding preferences contained in a large set of proteins.

     28. UNIVERSITY. UNIVERSITY, Principal Investigator and those UNIVERSITY employees participating in the Research Plan under the supervision of Principal Investigator, including, but not limited to, students, employees, representatives, agents.

     29. UNIVERSITY Development Compound. An Active Compound with respect to a particular UNIVERSITY Development Target.

     30. UNIVERSITY Development Target. A Selected Target that is selected by UNIVERSITY in [*] of the Research Project for further development by UNIVERSITY.

     31. UNIVERSITY Intellectual Property. All know-how pertaining to and Patents claiming Inventions made solely by UNIVERSITY that relate to Targets but do not relate to (i) the composition of matter or method of making an Active Compound or a derivative thereof or (ii) the use of a compound containing an Active Compound or a derivative thereof against a Target, or otherwise incorporate or relate to the TELIK Background Technology.

     32. UNIVERSITY Project. A UNIVERSITY Development Target and all UNIVERSITY Development Compounds which UNIVERSITY selects in [*] of the Research Project pursuant to Exhibit A for further development by UNIVERSITY.

     33. UNIVERSITY Product. Any product incorporating a UNIVERSITY Development Compound or a Derivative thereof, in any preparation or formulation.

     34. Valid Claim. A claim from any issued patent which has not been revoked or held invalid or unenforceable by a decision of a court or other government agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal.

                                      4.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE II.  SCOPE OF WORK

     1. Research Project. The Research Project, which is contemplated by this Agreement, is described generally in the Research Plan, attached as Exhibit A. This Research Plan sets forth certain responsibilities of each Party.
UNIVERSITY agrees to conduct its portion of the Research Project in accordance with the Research Plan, and under the supervision and direction of Principal Investigator. Principal Investigator may select other UNIVERSITY employees to participate in the research (including, but not limited to UNIVERSITY technicians, undergraduate and graduate students, post-doctoral fellows, or faculty members), provided that such individuals are made aware of and have agreed to be bound by the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, UNIVERSITY and TELIK may amend the Research Plan at any time by mutual written agreement.

     2. Funding and Schedule of Payments. Exhibit B set forth the schedule of compensation and payments to be made in connection with the Research Project and the licenses granted under this Agreement. Exhibit B may not be modified unless in writing and executed by the Parties.

     3. Exclusivity of Research. TELIK acknowledges that UNIVERSITY may engage in other research within the Field of Research with respect to the Selected Targets, funded by public or private sources and conducted separately, and TELIK shall have no rights hereunder to such other research or resulting Intellectual Property.

     4. Screening Exclusivity. During the Screening Period and the Evaluation Period, TELIK shall not agree to deliver and shall not knowingly deliver to any third parties any Library Compounds for the purpose of screening against the Selected Targets.

     5. Target Exclusivity. For so long as UNIVERSITY, its Affiliates or sublicensees maintain a commercial interest in at least one UNIVERSITY Development Compound or Derivative thereof directed against a particular UNIVERSITY Development Target, TELIK shall not deliver, nor permit to be used, any Library Compounds provided to UNIVERSITY hereunder to or by third parties for screening against such UNIVERSITY Development Target, and shall not develop, commercialize or grant licenses to any UNIVERSITY Development Compound directed against that UNIVERSITY Development Target, or any Derivative thereof disclosed by UNIVERSITY to TELIK whose structure TELIK has disclosed to UNIVERSITY.

     6. Equipment and Supplies. Equipment and supplies purchased specifically to conduct the Research Plan shall belong to UNIVERSITY at the termination of this Agreement.

ARTICLE III.  TERM AND TERMINATION

     1. Term. This Agreement shall become effective upon the Effective Date. The Research Project shall commence on the Effective Date, and [*] of the Research Project shall expire on December 31, 2002 (the "Research Term"). Unless sooner terminated as provided herein, this Agreement shall expire on a country by country, patent by patent, product by product basis upon the expiration of the last to expire Valid Claim of a Patent in a country claiming a particular UNIVERSITY Product or TELIK Product, as applicable.

                                      5.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     2. Termination by UNIVERSITY. UNIVERSITY may terminate this Agreement at any time, for any reason, upon [*] written notice to TELIK. TELIK shall not be responsible to reimburse UNIVERSITY for [*] by UNIVERSITY, or for [*] hereunder, except to the extent such costs result from [*], unless termination is for default or breach of this Agreement by TELIK.

     3. Termination by TELIK. TELIK may terminate this Agreement at any time upon [*] written notice to UNIVERSITY, if circumstances beyond its control preclude continuation of the Research Project. In this event, UNIVERSITY will proceed in an orderly and timely fashion to close down the Research Project, including termination of any obligations in force (except those that are non-cancelable), and shall notify TELIK of those obligations remaining as of the date of termination. TELIK shall reimburse UNIVERSITY for [*], including those which have been incurred [*] but which have not yet been reimbursed, as well as [*] which cannot be canceled.

     4. Default. In the event that either Party commits any breach of or default in any of the terms or conditions of this Agreement, and fails to remedy such default or breach within [*] after receipt of written notice thereof from the other Party hereto, the Party giving notice may, at its option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement by sending notice of termination in writing to the other Party to such effect, and such termination will be effective as of the date of the receipt of such notice. The defaulting Party will be responsible for all costs and expenses associated with the termination, and will reimburse the non-defaulting Party for such.

     5. Survival. Termination of this Agreement by either Party for any reason will not affect the rights and obligations of the parties accrued prior to the effective date of termination of this Agreement. No termination of this Agreement, however effectuated, will affect the Parties' rights and obligations under Article IV Section 1, and Articles V, VI, VII, X and XI of this Agreement.

ARTICLE IV.  INTELLECTUAL PROPERTY RIGHTS

     1.  Intellectual Property

         a. TELIK will own all right, title and interest in and to the TELIK Background Technology. TELIK will own all right title and interest in and to the TELIK Intellectual Property.

         b. UNIVERSITY will own all right, title and interest in and to the UNIVERSITY Intellectual Property.

         c. UNIVERSITY and TELIK shall jointly own all right, title and interest in and to the Joint Intellectual Property and all data and results generated in the course of the Research Project.

         d. TELIK will have the right, but not the obligation, to file and prosecute in all countries of the world patent applications claiming any of the Inventions arising out of the

                                      6.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Research Project prior to completion of [*] as described on Exhibit A, and for TELIK Projects and Joint Projects, and maintain issued Patents thereon. TELIK shall consult with UNIVERSITY with respect to any comments or suggestions UNIVERSITY may have regarding such filing or prosecution prior to the expiration of [*] of the Research Project, and thereafter with respect to UNIVERSITY Projects, and UNIVERSITY shall cooperate with TELIK in the preparation of such patent applications, including without limitation, executing any necessary powers of attorney. TELIK will keep UNIVERSITY reasonably informed of the progress of such prosecution by providing semi-annual status reports. TELIK will bear all costs and expenses associated with patent applications and prosecutions for TELIK Projects and for Joint Projects.

         e. UNIVERSITY will have the right, but not the obligation, to file and prosecute in all countries of the world patent applications claiming any of the Inventions included in UNIVERSITY Projects, and maintain issued Patents thereon. UNIVERSITY shall consult with TELIK with respect to any comments or suggestions TELIK may have regarding such filing or prosecution with respect to UNIVERSITY Projects, and TELIK shall cooperate with UNIVERSITY in the preparation of such patent applications, including without limitation, executing any necessary powers of attorney. UNIVERSITY will keep TELIK reasonably informed of the progress of such prosecution by providing semi-annual status reports.
UNIVERSITY will bear all costs and expenses associated with patent applications and prosecutions for UNIVERSITY Projects, provided however, that if for any UNIVERSITY Project, TELIK causes, by written request, UNIVERSITY to file a patent claiming any of the Inventions included in such UNIVERSITY Project, TELIK will bear all costs of filing and prosecuting such patent application and maintaining any issued Patents thereon. TELIK may recover [*] of such costs by deducting them from royalties owed by TELIK to UNIVERSITY under this Agreement, provided that any such deduction shall not exceed [*] of amounts due to UNIVERSITY in any calendar quarter, and any portion of such costs not deducted from royalties in a given quarter may be carried forward to use as a credit against future royalties, until all such credits are exhausted. In no instance shall such deduction exceed [*] of the amount due to the UNIVERSITY in the relevant quarter. If UNIVERSITY licenses to a third party the right to practice such Inventions, then as of the effective date of such license TELIK will no longer be responsible for such costs, and UNIVERSITY may at its election transfer responsibility for such costs to its third party licensee.

         f. Each Party shall promptly notify the other in writing of any alleged or threatened infringement of patents covering Joint Projects of which it becomes aware and which may adversely impact the rights of the Parties hereunder, and the Parties shall meet and discuss in good faith how to respond to the infringement. Regardless of which Party brings the action, any recovery obtained by settlement or otherwise shall be disbursed as follows: the Party bringing such action shall first ensure that any reasonable expenses incurred in assisting in such action (including counsel fees) by both Parties are reimbursed. Thereafter, the net recovery shall be shared between the Parties.

         g. Each Party shall promptly notify the other in writing of any third party claim that a product arising from a Joint Project infringes such third party's intellectual property, and the Parties shall meet and discuss in good faith how to defend such claim and an appropriate allocation of responsibility for defense costs.

                                      7.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     2.  Licenses

         a. Screening License. Subject to the terms and conditions of this Agreement, TELIK hereby grants to UNIVERSITY during the Screening Period and the Evaluation Period an exclusive license, with no right to sublicense, under any applicable Library Compound Intellectual Property to screen the Library Compounds for activity against the Selected Targets.

         b. Commercialization License to TELIK. Subject to the terms and conditions of this Agreement, UNIVERSITY hereby grants TELIK a worldwide, exclusive, royalty-bearing license, with the right to sublicense, under UNIVERSITY's rights and interests in the Joint Intellectual Property and under the UNIVERSITY Intellectual Property solely to develop, make, have made, use, import, offer for sale and sell Telik Products.

         c. Commercialization License to UNIVERSITY. Subject to the terms and conditions of this Agreement, TELIK hereby grants UNIVERSITY a worldwide, exclusive, royalty-bearing license, with the right to sublicense, under TELIK's rights and interests in the Joint Intellectual Property and under the TELIK Intellectual Property solely to develop, make, have made, use, import, offer for sale and sell UNIVERSITY Products.

ARTICLE V.  PUBLICATION

     1. TELIK recognizes that the results of UNIVERSITY's involvement in the Research Project must be publishable or otherwise available for public dissemination, and agrees that UNIVERSITY has the right to present at international, national or regional professional meetings or symposia, and to publish in journals, theses, or dissertations, or otherwise of their own choosing, methods, information and data resulting from or gained in pursuing the Research Plan with respect to University Projects.

     2. In order to avoid improper disclosure of TELIK's proprietary information or loss of patent protection through public disclosure of said information, UNIVERSITY will furnish TELIK with copies of any proposed publication or presentation at least [*] in advance of such proposed publication or public presentation.

     3. TELIK shall have [*] after receipt of said copies to object to such proposed public dissemination; in which event UNIVERSITY shall refrain from making such publication or presentation for a maximum of [*] from the date of receipt of such objection in order for TELIK to file the appropriate patent applications or to take appropriate measures to protect TELIK Background Technology and TELIK Intellectual Property.

     4. TELIK shall have the right to request that any information it can substantiate as being proprietary to TELIK be deleted from the materials submitted, or that portions thereof be rewritten so as to protect the proprietary rights of TELIK.

                                      8.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE VI.  CONFIDENTIAL INFORMATION

     TELIK and UNIVERSITY may choose, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to each other including without limitation scientific, manufacturing, marketing, financial, personnel and other business information and plans, whether in oral, written, graphic or electronic form (Confidential Information). All such disclosures must be in writing and marked as Confidential Information. During the term of this Agreement and for [*] after its expiration or termination, the Parties will use reasonable efforts to prevent the disclosure to unauthorized third parties of any Confidential Information of the other Party, except to the extent such disclosure is expressly authorized by this Agreement, and will use such information only for the purposes of this Agreement; provided that the receiving Party's obligations hereunder shall not apply to information as to which the receiving Party can demonstrate by competent proof:

         a. is already in the receiving Party's possession, other than under an obligation of confidentiality, at the time of disclosure; or,

         b. is at the time of disclosure or later becomes part of the public domain through no fault of the receiving Party; or,

         c. is received from a third party with no duty of confidentiality to the disclosing party; or,

         d. was developed independently by the receiving party prior to disclosure without use of the disclosing Party's Confidential Information.

     Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following situations:

             (i) filing or prosecuting patents relating to Active Compounds, TELIK Products and UNIVERSITY Products;

             (ii) regulatory filings, including filings with the Securities and Exchange Commission;

             (iii)    prosecuting or defending litigation;

             (iv)     complying with applicable governmental regulations;

             (v) conducting pre-clinical or clinical trials of UNIVERSITY Products and TELIK Products;

             (vi) disclosure to Affiliates and sublicensees who agree to be bound by similar terms of confidentiality;

             (vii) disclosure to any person or entity who may be interested in investing in or acquiring all or substantially all of the assets or securities of such Party and who agrees to be bound by terms of confidentiality not less stringent than those contained herein; and

                                      9.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

             (viii) consulting with a Party's own financial or legal advisors or potential or retained investment bankers, with the understanding by both Parties that obtaining confidentiality agreements from financial or legal advisors or investment banks is in practice difficult to obtain. However, the Party disclosing the Confidential Information of the other Party hereunder shall make reasonable efforts to obtain agreement, in writing or at very least orally, that such parties to whom said information is disclosed shall maintain the information in strict confidence beyond anything which has already publicly disclosed by the Parties hereto.

     Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this
Article VI it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use best efforts to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of confidential information hereunder

     Any information that is transmitted orally or visually, in order to be protected hereunder, shall be identified as such by the disclosing party at the time of disclosure, and identified in writing to the receiving party, as Confidential Information, within [*] after such oral or visual disclosure.

ARTICLE VII.  PUBLICITY

     Except as required by law, no press release or other statements in connection with work performed under this Agreement intended for use in the public media, having or containing any reference to TELIK or UNIVERSITY shall be made by either Party without approval of the other Party, which shall not be unreasonably withheld. UNIVERSITY shall acknowledge TELIK's support of the Research Plan in scientific publications and communications. All statements by the Parties shall describe the scope and nature of their participation accurately and appropriately.

ARTICLE VIII.  ARBITRATION

     The Parties agree that any dispute hereunder involving [*] or less in money damages only, exclusive of interest, cost or attorneys' fees, will be subject to binding arbitration conducted in Tucson Arizona, pursuant to the Arizona Supreme Court Rules for Compulsory Arbitration.

ARTICLE IX.  NOTICES

     Notices shall be in writing and deemed effective when sent, postage prepaid to:

     TELIK:

               Telik, Inc.
               Attn:  Chief Executive Officer
               750 Gateway Blvd.
               South San Francisco, CA 94080

                                      10.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     UNIVERSITY:

     Notices and Correspondence:
               Via U.S. Postal Service:
               SPONSORED PROJECTS SERVICES
               P.O. Box 3308
               Tucson, Arizona 85722-3308

               Via Fed Ex., UPS or other expedited delivery:
               SPONSORED PROJECTS SERVICES
               888 N. Euclid Ave., Rm. 510
               Tucson, Arizona 85719-4824
               Phone: (520) 626-6000

     Payments:
               UNIVERSITY OF ARIZONA FRS #470740
               P.O. Box 44390
               Tucson, Arizona 85733-4390

ARTICLE X.  INDEMNIFICATION

     1. TELIK shall indemnify and hold harmless Principal Investigator and UNIVERSITY, its governing board, officers, agents, and employees, from any liability, loss or damage they may suffer as the result of claims, demands, suits or actions by a third party arising out of any death or injury to person or any damage to property and resulting directly or proximately from the development, manufacture, use or sale of TELIK Products by TELIK, its licensees or sublicensees (other than UNIVERSITY) or the manufacture or use of Library Compounds by TELIK (the "UNIVERSITY" Claims), but only to the extent such UNIVERSITY Claims do not result from the negligence or willful malfeasance of Principal Investigator, ABOR, or UNIVERSITY, its officers, employees or agents.

     2. In the event that UNIVERSITY develops, manufactures, uses or sells UNIVERSITY Products during the term of this Agreement, UNIVERSITY shall, to the extent permitted by applicable law, indemnify and hold harmless TELIK, its officers, agents, and employees, from any liability, loss or damage they may suffer as the result of claims, demands, suits or actions by a third party arising out of any death or injury to person or any damage to property and resulting directly or proximately from the development, manufacture, use or sale of UNIVERSITY Products by UNIVERSITY, its licensees or sublicensees (other than TELIK) or the use of Library Compounds by UNIVERSITY (the "TELIK" Claims), but only to the extent such TELIK Claims do not result from the negligence or willful malfeasance of TELIK, its officers, employees or agents. In the event that University grants a license or sublicense of any of its rights under or arising from this Agreement to a third party, it shall cause such third party to indemnify and hold harmless TELIK, its officers, agents, and employees, from any liability, loss or damage they may suffer as the result of claims, demands, suits or actions by a third party arising out of any death or injury to person or any damage to property and resulting directly or proximately from the development, manufacture, use or sale of UNIVERSITY Products by UNIVERSITY's licensees or sublicensees (other than TELIK) or the use of Library Compounds by UNIVERSITY's licensees or sublicensees (the "TELIK" Claims), but only to the extent such

                                      11.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TELIK Claims do not result from the negligence or willful malfeasance of TELIK, its officers, employees or agents.

     3. Any entity entitled to indemnification under this Article X shall give written notice to the indemnifying party as soon as they become aware of any such claim or action, and shall cooperate with and to authorize the indemnifying party to carry out the sole management and defense of such claim or action.
Such notice shall contain all relevant facts concerning such claim or action. The indemnifying party shall assume the defense of such Claim with counsel reasonably satisfactory to the indemnified Party. The indemnifying Party shall not compromise or settle any claim or action without the prior written approval of the indemnified Party.

ARTICLE XI.  GENERAL PROVISIONS

     1. This Agreement embodies the entire understanding of the Parties and supersedes any other agreement or understanding between the Parties relating to the subject matter hereof.

     2. No waiver, amendment or modification of this Agreement shall be valid or binding unless written and signed by the Parties. Waiver by either Party of any breach or default of any clause of this Agreement by the other Party shall not operate as a waiver of any previous or future default or breach of the same or different clause of this Agreement.

     3. This Agreement may not be assigned by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided that either Party shall have the right to assign to the surviving entity pursuant to a merger or acquisition of such Party, or to the acquirer of substantially all assets of such Party. Subject to the restrictions contained in the preceding sentence, this Agreement shall be binding upon and inure to each Party's respective successors in interest.

     4. This Agreement shall be interpreted pursuant to the laws of the State of Arizona. Any arbitration or litigation between the Parties shall be conducted in Pima County, Arizona.

     5. If any provision of this Agreement is held void or unenforceable, the remaining provisions shall nevertheless be effective, the intent being to effectuate this Agreement to the fullest extent possible.

     6. The Parties agree to be bound by applicable state and federal laws and regulations governing equal opportunity and non-discrimination.

     7. The Parties recognize that performance by UNIVERSITY depends upon appropriation of funds by the State Legislature of Arizona. If the Legislature fails to appropriate the necessary funds, or if UNIVERSITY's appropriation is reduced during the fiscal year, ABOR may reduce the scope of this Agreement if appropriate or cancel this Agreement without further duty or obligation. UNIVERSITY agrees to notify TELIK as soon as reasonably possible after ABOR knows of the loss of funds.

     8. This Agreement is subject to the provisions of A.R.S. 38-511. The State of Arizona may cancel this Agreement if any person significantly involved in negotiating, drafting,

                                      12.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

securing or obtaining this Agreement for or on behalf of the Arizona Board of Regents becomes an employee in any capacity of any other party or a consultant to any other party with reference to the subject matter of this Agreement while the Agreement or any extension thereof is in effect.

     9. Exhibits A, B and C are made part of this Agreement for all purposes. The term "days" as used herein shall refer to calendar days.

     10. The Parties are deemed independent contractors and may not bind the other, except as provided for herein or authorized in writing by the other Party.

     11. TELIK ACKNOWLEDGES THAT THE WORK SET FORTH IN THE RESEARCH PLAN IS EXPERIMENTAL IN NATURE AND THAT UNIVERSITY MAKES NO WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE RESULTS OF THE RESEARCH DESCRIBED IN THE RESEARCH PLAN.

     12. THE LIBRARY COMPOUNDS ARE BEING SUPPLIED TO UNIVERSITY ON AN "AS IS" BASIS WITH NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT THEY ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE. TELIK MAKES NO REPRESENTATIONS THAT USE OF THE LIBRARY COMPOUNDS WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTIES.

     13. EXCEPT AS SET FORTH IN SECTION 13, THE TECHNOLOGY PROVIDED BY TELIK HEREUNDER IS PROVIDED "AS IS" AND TELIK EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, TELIK expressly does not warrant (i) the success of any study or test commenced under the Agreement or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

     14. No Party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses its best efforts to overcome the same.

     15. The Parties shall review in good faith and cooperate in taking such actions to ensure compliance of this Agreement with all applicable laws, including without limitation, EC Competition Law.

                                      13.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     16. No Party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party.

     17. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     IN WITNESS THEREOF, the Parties execute this Agreement as of the day and year written above.


TELIK, Inc.                           The Arizona Board of Regents
                                      on behalf of
                                      The University of Arizona

By:  /s/ Reinaldo F. Gomez            By: /s/ Richard A Haney, Jr.
   --------------------------------      -------------------------------------
         Reinaldo F. Gomez                    Richard A. Haney, Jr.

                                              Director, Office of Research and
Title:  VP, Product Development       Title:  Contract Analysis
      -----------------------------          ---------------------------------

Date:   January 8, 2001               Date:   January 4, 2001
      -----------------------------         ----------------------------------

     I have read this Agreement, and understand the obligations placed on me and my laboratory and other UNIVERSITY employees under my supervision, and agree to be bound by it.

                    Name:  Laurence H. Hurley
                           ----------------------------------
                           PRINCIPAL INVESTIGATOR

                    Signature:   /s/ Laurence H. Hurley
                              -------------------------------

                    Date:    December 28, 2000
                           ----------------------------------

                                      14.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT A

                                 RESEARCH PLAN

     [*]

                                      A-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT B

                                FINANCIAL TERMS



     [*]


                                      B-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.